POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints each of Mia Israeli and B. Shea
Owens, signing singly, with full power of substitution,
the undersigned's true and lawful attorney-in-fact to:
1. execute for and on behalf of the undersigned, in the undersigneds capacity as an officer and/or director of Dow Jones & Company, Inc. (the Company), Forms 3, 4, and 5
in accordance with Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder; and
2.  do and perform any and all acts for and on behalf of
the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5, complete
and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying
and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney
and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3,
4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 2006. /s/ Eduardo Castro-Wright
Signature
Eduardo Castro-Wright
Print Name